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                                                                   Exhibit 10.12

                                                                  Conformed Copy

                          STOCK SUBSCRIPTION AGREEMENT

            STOCK SUBSCRIPTION AGREEMENT, dated as of November 19, 1999, between NA Holding Corporation, a Delaware corporation (the "Company"), and NFC plc, a company organized under the laws of England and Wales (the "Purchaser").

                              W I T N E S S E T H:

            WHEREAS, pursuant to an Acquisition Agreement, dated as of September 14, 1999, as amended from time to time (the "Acquisition Agreement"), between the Company and the Purchaser, the Purchaser will acquire 174,961 shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock");

            WHEREAS, the Purchaser desires to subscribe for and purchase, and the Company desires to sell to the Purchaser, 56,338 shares of Common Stock, at a purchase price of $142.00 per share;

            WHEREAS, the Purchaser and the Company have entered into a letter agreement, dated as of the date hereof (the "Letter Agreement"), with the Clayton, Dubilier & Rice Fund V Limited Partnership (the "CD&R Fund"), which sets forth certain agreements among the Company, the Purchaser and the CD&R Fund with respect to the shares of Common Stock owned from time to time by NFC or its Affiliates (as defined in the Letter Agreement);

            NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

            1. Purchase and Sale of Common Stock.

            (a) Purchase of Common Stock. Subject to all of the terms and conditions of this Agreement, the Purchaser hereby subscribes for and shall purchase, and the Company shall sell to the Purchaser, 56,338 shares of Common Stock (the "Shares"), at a purchase price of $142.00 per Share, at the Closing provided for in Section 2(a) hereof.

            (b) Consideration. Subject to all of the terms and conditions of this Agreement, the Purchaser shall deliver to the Company at the Closing referred to in Sec-
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tion 2(a) hereof immediately available funds in the amount of $7,999,996.00 by wire transfer to an account designated by the Company.

            2. Closing.

            (a) Time and Place. The parties currently intend that the closing of the transaction contemplated by this Agreement (the "Closing") shall be held at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York at 10:00 a.m. (New York time) on December 1, 1999, except as otherwise mutually agreed by the Company and the Purchaser, provided that if the Closing does not occur on December 1, 1999, the Closing shall take place no later than December 31, 1999.

            (b) Delivery by the Company. At the Closing the Company shall deliver to the Purchaser a stock certificate registered in such Purchaser's name and representing the Shares, which certificate shall bear the legend set forth in Section 3(b).

            (c) Delivery by the Purchaser. At the Closing the Purchaser shall deliver to the Company the consideration referred to in Section 1(b) hereof.

            3. Purchaser's Representations, Warranties and Covenants.

            (a) Investment Intention. The Purchaser represents and warrants that it is acquiring the Shares solely for its own account for investment and not with a view to or for sale in connection with any distribution thereof in any transaction or series of transactions that would be in violation of the securities laws of the United States or any state thereof. The Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Letter Agreement and with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws.

            (b) Legend. The Purchaser acknowledges that the certificate or certificates representing the Shares shall bear the following legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS (INCLUDING A RIGHT OF FIRST REFUSAL AND A HOLDBACK AGREEMENT) SET FORTH IN A LETTER AGREEMENT, DATED AS OF


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            NOVEMBER 19, 1999, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO
            TIME, AMONG NA HOLDING CORPORATION, NORTH AMERICAN VAN LINES, INC., NFC PLC AND CLAYTON, DUBILIER & RICE FUND V LIMITED PARTNERSHIP AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH LETTER AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF NA HOLDING CORPORATION. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO CERTAIN OF THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF MARCH 30, 1998, AS AMENDED AS OF NOVEMBER 19, 1999, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME, AMONG NA HOLDING CORPORATION AND CERTAIN STOCKHOLDERS OF NA HOLDING CORPORATION, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF NA HOLDING CORPORATION.

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO NA HOLDING CORPORATION AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO NA HOLDING CORPORATION, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR NA HOLDING CORPORATION, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."


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            (c) Registration and Participation Agreement. The Purchaser
acknowledges and agrees that it shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of March 30 1998 (the "Registration and Participation Agreement"), between the Company and the CD&R Fund, as amended as of November 19, 1999, and as may be amended from time to time. The Purchaser agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Purchaser will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering) during the 20 days prior to and the 180 days after the effective date of such registration statement.

            4. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that (a) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, (b) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and
(c) the Shares, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement or otherwise in connection with the transactions contemplated hereby.

            5. Miscellaneous.

            (a) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the Company or the Purchaser, as the case may be, at the following addresses or to such other address as the Company or the Purchaser, as the case may be, shall specify by notice to the others:


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            (i) if to the Company, to:

                  NA Holding Corporation
                  c/o North American Van Lines, Inc.
                  5001 U.S. Hwy 30 West
                  P.O. Box 988
                  Fort Wayne, Indiana  46801-0988
                  Attention:  General Counsel

            (ii) if to the Purchaser, to:

                  NFC, plc
                  66 Chiltern Street
                  London W1N 3LT
                  England
                  Attention: Director of Legal Services

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

            Debevoise & Plimpton
            875 Third Avenue
            New York, New York  10022
            Attention: Paul S. Bird, Esq.

            (b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

            (c) Waiver; Amendment.

            (i) Waiver. Either party hereto may by written notice to the other
      (A) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (B) waive compliance with any of the conditions or covenants of the other contained in this Agreement and (C) waive or modify performance of any of the obligations of the other under this Agreement.


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      Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

            (ii) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Purchaser and the Company.

            (d) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Purchaser without the prior written consent of the other party.

            (e) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws.

            (f) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

            (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

            (h) Entire Agreement. This Agreement, together with the Registration and Participation Agreement and the Letter Agreement, constitutes the entire understanding and agreement among the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, whether written or oral, among the parties with respect to the subject matter hereof.


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                                                                  Conformed Copy


            IN WITNESS WHEREOF, the Company and the Purchaser have duly executed this Agreement by their authorized representatives as of the date first above written.


                                    NA HOLDING CORPORATION


                                    By: /s/Ralph A. Ford
                                        ----------------------------------------
                                        Name: Ralph A. Ford
                                        Title: Secretary


                                    NFC PLC


                                    By: /s/Jeremy Letchford
                                        ----------------------------------------
                                        Name: Jeremy Letchford
                                        Title: Secretary